EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2021
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS

19.	EQUITY METHOD INVESTMENTS

FMS Holdco

In June 2018, the Company announced that it had entered into memorandum of agreement to acquire a 20% ownership interest in FMSI. The Company recorded its initial investment at a cost of $6.0 million. The Company’s investment is in the form of an interest free loan with no fixed repayment date. The Company became a shareholder in the third quarter of 2018 when the nominal value of the shares was paid and the loan was advanced. The investment was accounted for under the equity method.

In January 2019, the Company announced that its ownership interest in FMSI had increased to 28.9% following the purchase by FMSI of a 30.8% stake in FMSI from Bjørnar Feen, one of FMSI’s founders.
In January 2019, FMSI repaid $3.0 million of the $6.0 million Shareholder Loan. The repayment of the loan was recorded against the investment in associated company.

In October 2019, the Company announced that FMSI and Clean Marine AS had entered into a term sheet pursuant to which the entities would effect a business combination to create a leading provider of EGCS. In order to facilitate the merger a new holding company, FMS Holdco, was established into which the former shareholders of FMSI contributed their shareholdings in FMSI in exchange for shares in FMS Holdco. As a result of this transaction, the Company owned 28.9% of the issued share capital of FMS Holdco. FMSI was subsequently sold to Clean Marine AS by FMS Holdco as a result of the merger in exchange for 50% of the issued share capital of Clean Marine AS. The merger completed on January 23, 2020. Furthermore, the Company acquired an additional stake in FMS Holdco from another shareholder for $0.8 million. Following the transactions, Frontline owns an effective 17.34% interest in Clean Marine AS through its 34.7% equity interest in FMS Holdco, which is accounted for under the equity method.

In the year ended December 31, 2021, the investment in FMS Holdco remained unchanged from December 31, 2020. In the year ended December 31, 2020, a share of losses of FMS Holdco of $5.0 million was recognized (2019: $1.7 million income).

TFG Marine
In January 2020, the joint venture agreement with Golden Ocean and companies in the Trafigura Group to establish a leading global supplier of marine fuels was completed. As a result, Frontline took a 15% interest in the joint venture company, TFG Marine, and made a $1.5 million shareholder loan to TFG Marine. In the year ended December 31, 2020, $0.1 million of the shareholder loan was converted to equity. There was no change in ownership interest as a result of this transaction as each shareholder converted a portion of shareholder debt to equity in reference to their respective ownership interest. Frontline concluded that it is able to exercise significant influence over TFG Marine as a result of its equity shareholding and board representation and therefore its investment is accounted for under the equity method.In the year ended December 31, 2021, a share of losses of TFG Marine of $0.7 million (2020: $0.6 million gain) was recognized. The carrying value of the investment as of December 31, 2021 is zero as our share of accumulated losses is in excess of the total investment.